EXHIBIT 99.1

LETTER OF TRANSMITTAL

for
7 3/4% PEPSSM Units
(Cusip No. 69352F204)
PPL Corporation

Offer to Exchange

7 3/4% PEPSSM Units, Series B and
a Cash Payment
For the 7 3/4% PEPSSM Units

Pursuant to, and subject to the terms and conditions described in, the Prospectus dated November 17, 2003

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5 P.M., NEW YORK CITY TIME, ON DECEMBER 18, 2003, UNLESS EARLIER

TERMINATED OR EXTENDED BY PPL CORPORATION

The Exchange Agent for the Exchange Offer is:

JPMORGAN CHASE BANK

		By Registered or	By Facsimile
By Hand:	By Courier:	Certified Mail:	(Eligible Institutions Only):
Institutional Trust Services Window 4 New York Plaza, 1st Floor New York, New York 10004-2413	Institutional Trust Services 2001 Bryan Street 9th Floor Dallas, TX 75201 Attn: Frank Ivins Personal & Confidential	Institutional Trust Services P.O. Box 2320 Dallas, TX 75221-2320 Attn: Frank Ivins Personal & Confidential	Attn: Frank Ivins Personal & Confidential (214) 468-6494

      For Confirmation by Telephone: (214) 468-6464

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

      This Letter of Transmittal need not be completed if (a) the 7 3/4% Premium Equity Participating Security Units (PEPSSM Units) (the “Outstanding PEPS Units”) are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering” beginning on page 44 and (b) an “agent’s message” is delivered to the Exchange Agent as described on page 45 of the Prospectus.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If Outstanding PEPS Units are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

      This Letter of Transmittal (the “Letter”) relates to the offer (the “Exchange Offer”) of PPL Corporation (“PPL”) to exchange 7 3/4% Premium Equity Participating Security Units (PEPSSM Units), Series B (the “New PEPS Units”) plus a cash payment of $0.375 for each validly tendered and accepted Outstanding PEPS Unit, pursuant to the preliminary prospectus dated, November 17, 2003 (as may be amended or supplemented from time to time, the “Prospectus”). For each Outstanding PEPS Unit validly tendered and accepted for exchange, you will receive a New PEPS Unit and a cash payment equal to $0.375. All tenders of Outstanding PEPS Units pursuant to the Exchange Offer must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on December 18, 2003; provided that PPL reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. PPL will notify holders of the Outstanding PEPS Units of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      The Exchange Offer is subject to certain conditions precedent as set forth in the Prospectus under the caption “The Exchange Offer—Conditions Precedent to the Exchange Offer,” including the condition that the Outstanding PEPS Units remain listed on the New York Stock Exchange, or the NYSE, and the minimum condition that there are validly tendered at the expiration of the exchange offer at least 35% of the Outstanding PEPS Units. In the event that PPL determines there is any likelihood that the NYSE continued-listing condition may not be met, PPL may accept a pro rata amount of the Outstanding PEPS Units tendered in the offer in order to ensure that the Outstanding PEPS Units continue to be listed on the NYSE.

      This Letter is to be completed by a holder of Outstanding PEPS Units if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering” beginning on page 44, but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an agent’s message to the Exchange Agent for its acceptance. The agent’s message will state that DTC has received an express acknowledgment from the tendering holder of Outstanding PEPS Units, which acknowledgment will confirm that such holder of Outstanding PEPS Units received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that PPL may enforce this Letter against such holder of Outstanding PEPS Units. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter by the DTC participant identified in the agent’s message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

      Holders of Outstanding PEPS Units who are unable to complete the procedures for book-entry transfer of their Outstanding PEPS Units into the Exchange Agent’s account at DTC prior to the Expiration Date must tender their Outstanding PEPS Units according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery” on page 45.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Outstanding PEPS Units to which this Letter relates. If Outstanding PEPS Units are registered in different names, a separate Letter must be submitted for each registered owner. See Instruction 2.

DESCRIPTION OF OUTSTANDING PEPS UNITS TENDERED

Name of DTC Participant
and Participant’s DTC Account Number	Number of Outstanding
in which Outstanding PEPS Units are Held	PEPS Units Tendered

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

      By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute PPL’s Exchange Offer, to exchange New PEPS Units plus a cash payment of $0.375 for each Outstanding PEPS Unit, on the terms and subject to the conditions of the Prospectus.

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to PPL the number of Outstanding PEPS Units indicated above pursuant to the Exchange Offer for New PEPS Units plus a cash payment of $0.375 for each validly tendered Outstanding PEPS Unit. As used herein, “Exchange Date” shall mean the third business day following December 18, 2003, or, if PPL extends the Exchange Offer, the third business day following the latest date and time to which the Exchange Offer is extended (as so extended, the “Expiration Date”); provided, however, if proration of tendered Outstanding PEPS Units is required, PPL does not expect that it would be able to notify you of that fact or to accept Outstanding PEPS Units for exchange from three up to seven business days after the expiration date.

      Subject to, and effective upon, the acceptance of Outstanding PEPS Units tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent’s message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of PPL all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the Outstanding PEPS Units tendered thereby; (ii) waives any and all rights with respect to the Outstanding PEPS Units tendered; and (iii) releases and discharges PPL, the purchase contract agent, the collateral agent, the securities intermediary, the trustees of the trust and the subordinated indenture trustee with respect to the Outstanding PEPS Units from any and all claims such holder may have, now or in the future, arising out of or related to the Outstanding PEPS Units. The undersigned acknowledges and agrees that the tender of Outstanding PEPS Units made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

      The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the Outstanding PEPS Units tendered hereby and to acquire the New PEPS Units issuable upon the exchange of such tendered Outstanding PEPS Units, and that, when and if the Outstanding PEPS Units tendered hereby are accepted for exchange, PPL will acquire good and unencumbered title to the tendered Outstanding PEPS Units, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or PPL to be necessary or desirable to transfer ownership of such Outstanding PEPS Units on the account books maintained by DTC.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of PPL) with respect to such Outstanding PEPS Units with full power of substitution to: (i) transfer ownership of such Outstanding PEPS Units on the account books maintained by DTC to, or upon the order of, PPL; (ii) present such Outstanding PEPS Units for transfer of ownership on the books of PPL; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding PEPS Units; and (iv) deliver, in book-entry form, the New PEPS Units issuable upon acceptance of the Outstanding PEPS Units tendered hereby, plus a cash payment of $0.375 for each Outstanding PEPS Unit accepted, together with any Outstanding PEPS Units not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

      All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

      The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer — Conditions Precedent to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived by PPL, in whole or in part, in the sole discretion of PPL), as more particularly set forth in the Prospectus, PPL may not be required to accept all or any of the Outstanding PEPS Units tendered hereby.

      The undersigned understands that a valid tender of Outstanding PEPS Units is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to PPL (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Outstanding PEPS Units hereunder (including time of receipt) and acceptance of tenders and withdrawals of Outstanding PEPS Units will be determined by PPL in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

      Upon the terms and subject to the conditions of the Exchange Offer, in the event that the NYSE continued-listing condition is not met, PPL may accept a pro rata amount of the Outstanding PEPS Units tendered in the offer in order to ensure that the Outstanding PEPS Units continue to be listed on the NYSE.

      The undersigned acknowledges and agrees that issuance of the New PEPS Units plus the cash payment in exchange for validly tendered Outstanding PEPS Units that are accepted in the Exchange Offer, will be made promptly after the Exchange Date.

      In the event that the “Special Issuance and Payment Instructions” box is completed, the undersigned hereby understands and acknowledges that any Outstanding PEPS Units tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that PPL has no obligation pursuant to the “Special Issuance and Payment Instructions” box to transfer any Outstanding PEPS Units from the name(s) of the registered holders thereof to the person indicated in such box, if PPL does not accept any Outstanding PEPS Units so tendered. The undersigned acknowledges and agrees that PPL and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Outstanding PEPS Units, and may retain such Outstanding PEPS Units, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

      Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery may be directed to the Information Agent, whose address and telephone number appear on the final page of this Letter. See Instruction 8 below.

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED OUTSTANDING PEPS UNITS ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OUTSTANDING PEPS UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

Delivered by Book-Entry Transfer?      Yes     ☐  No     ☐

Account Number

Transaction Code Number

Signature(s) of Holder(s) of Outstanding PEPS Units

     Must be signed by registered holder(s) of Outstanding PEPS Units exactly as such participant’s name appears on a security position listing as the owner of Outstanding PEPS Units, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

Date

Name(s)

Capacity

Address (Include Zip Code)

DTC Account to which New PEPS Units should be delivered and cash payments of $0.375 for each Outstanding PEPS Unit accepted should be credited

Tax Identification or Social Security Number (See Instruction 9)

Telephone Number (Include Area Code)

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

(See Instructions 2 & 7)

      To be completed ONLY if New PEPS Units plus cash payment of $0.375 for each Outstanding PEPS Unit accepted are to be issued, and Outstanding PEPS Units tendered but not accepted in the Exchange Offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified on page 2 above.

      Record ownership of New PEPS Units in book-entry form and cash payment on each Outstanding PEPS Unit accepted, and issue Outstanding PEPS Units tendered but not accepted in the Exchange Offer, in the name and to the DTC account number set forth below.

Name

DTC Account #

Address (Including Zip Code)

(Tax Identification or Social Security Number)
(See Instruction 9)

MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 BELOW)

(CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

      1.     Delivery of Letter of Transmittal. To tender Outstanding PEPS Units in the Exchange Offer, book-entry transfer of the Outstanding PEPS Units into the Exchange Agent’s account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent’s message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to 5 p.m. New York City time on the Expiration Date. Tenders of Outstanding PEPS Units in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter.

      THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH DTC’S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OUTSTANDING PEPS UNITS. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OUTSTANDING PEPS UNITS WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO PPL OR DTC.

      Outstanding PEPS Units tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5 p.m. New York City time on the Expiration Date, unless the Exchange Offer is extended, in which case tenders of Outstanding PEPS Units may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered Outstanding PEPS Units must comply with the requirements set forth in the Prospectus under the caption “The Exchange Offer — Proper Execution and Delivery of Letters of Transmittal — Withdrawal of Tenders” on page 47.

      2.     Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the Outstanding PEPS Units tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Outstanding PEPS Units is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

      If any of the Outstanding PEPS Units tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter.

      If this Letter or any Outstanding PEPS Units or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by PPL, proper evidence satisfactory to PPL of their authority so to act must be submitted with this Letter.

      3.     Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on a letter of transmittal need not be guaranteed if:

•	the letter of transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Outstanding PEPS Units and the holder(s) has not completed the portion entitled “Special Issuance and Payment Instructions” on the letter of transmittal; or

•	the Outstanding PEPS Units are tendered for the account of an Eligible Guarantor Institution (defined below).

      If this Letter is not signed by the holder, the holder must transmit a separate, properly completed power with this Letter (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

      An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

(iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

(v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

      For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this Letter should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

      You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New PEPS Units, as described above, in a name other than that of the registered holder(s) of the surrendered Outstanding PEPS Units.

      4.     Transfer Taxes. PPL will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding PEPS Units to PPL in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if New PEPS Units in book-entry form are to be registered in the name of any person other than the person signing the Letter; or

•	if tendered Outstanding PEPS Units are registered in the name of any person other than the person signing the Letter.

      If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Outstanding PEPS Units tendered by such holder.

      5.     Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the Outstanding PEPS Units hereunder will be determined by PPL, in its sole judgment (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. PPL reserves the right to waive any irregularities or defects in the surrender of any Outstanding PEPS Units and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

      6.     Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the New PEPS Units on the DTC security listing position is to be recorded and the name and DTC account number to which a credit for cash payments of $0.375 for each Outstanding PEPS Unit accepted is to be made if different from the name and account number of the person(s) signing this Letter. A Social Security Number will be required.

      7.     Additional Copies. Additional copies of this Letter may be obtained from the Information Agent at the address listed below.

      8.     Substitute Form W-9. You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided below and to certify under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service (“IRS”) and a federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT

Innisfree M&A Incorporated

501 Madison Avenue — 20th Fl.
New York, New York 10022
Call Toll-free at: (877) 825-8777
(Banks and Brokers call collect: (212) 750-5833)

IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a holder whose Outstanding PEPS Units are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 (provided below). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, payments that are made to such holder pursuant to this Letter may be subject to backup withholding.

      Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

      If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

What Number to Give the Paying Agent

      The holder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered Outstanding PEPS Units. If the Outstanding PEPS Units are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on all cash payments until a TIN is provided to the Exchange Agent.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the social security number of —

1.	Individual	The Individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)

For this type of account:		Give the employer identification number of —

6.	Sole proprietorship	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number of your employer identification number (if you have one).
4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage interest paid to you.

    Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE

PAYER’S NAME: JPMorgan Chase Bank

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PART 2
Certification — Under penalty of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
	(3) I am a U.S. person (including a U.S. resident alien).	Social Security Number OR Employer Identification Number ------------------------------- Part 3 — ☐ Awaiting TIN

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE

Sign Here	DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.

Signature ______________________________  Date _________________________ , 20